UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: January 14, 2000

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)

             Colorado            000-24768            84-1123311
 (State or other jurisdiction   (Commission         (IRS Employer
       of incorporation)        (File Number)     Identification No.)


 7100 East Belleview Ave., Suite 301,       Englewood, CO       80111
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated January 13, 2000 announcing agreement with Wellpoint Pharmacy Management.



Exhibit No.             Description          Reg. S-K Item No.

*99.1                   Press release          99

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIX RESOURCES, INC.



Date: January 14, 2000         By:/s/ John R. Prufeta
                                      John R. Prufeta, Chief Executive Officer